SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 24, 2002

                          Trenwick America Corporation
             (Exact Name of Registrant as Specified in its Charter)

Delaware                              0-31967                    06-1087672
State or Other Jurisdiction           (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)

One Canterbury Green
Stamford, Connecticut                                              06901
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (203) 353-5500

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. - Other Events

      On December 24, 2002 Trenwick Group Ltd. ("Trenwick"), and its subsidiaries Trenwick America Corporation, Trenwick Holdings Limited and Trenwick UK Holdings Limited, entered into a Fourth Amendment and Waiver to the Credit Agreement, dated as of December 24, 2002 (the "Fourth Amendment"), with certain lending institutions party to the Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000, and JP Morgan Chase Bank, as Administrative Agent. The Fourth Amendment extends for an additional year $182 million of letters of credit utilized by Trenwick to support its underwriting operations at Lloyd's. To those financial institutions extending their letters of credit, Trenwick agreed to pay a 5% per annum cash letter of credit fee, issue pay-in-kind notes bearing interest at LIBOR plus 2.5% per annum, issue warrants equal to 10% of Trenwick's fully diluted equity capital and pay 15% of the profits earned by Trenwick for the 2002 and 2003 Lloyd's years of account.

      In connection with the Fourth Amendment, Trenwick entered into a Fourth Amendment to the Holdings Guaranty, dated as of December 24, 2002 (the "Guaranty Amendment"). The Guaranty Amendment provided for Trenwick to pledge all of its equity interests, assets and property as additional collateral for the renewing letter of credit providers. In addition, the Guaranty Amendment contained additional covenants in connection with the operation of Trenwick's business and adjustments to Trenwick's financial covenants.

      On December 24, 2002, Trenwick issued a press release announcing the execution of the Fourth Amendment and the Guaranty Amendment. A copy of the press release is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1 Fourth Amendment and Waiver to the Credit Agreement, dated as of December 24, 2002, among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party thereto, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JP Morgan Chase Bank, as Administrative Agent.

99.2 Fourth Amendment to the Holdings Guaranty, dated as of December 24, 2002, among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

99.3  Press release of Trenwick Group Ltd. issued December 24, 2002.


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                                    SIGNATURE

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK AMERICA CORPORATION


                                            By: /s/ Stephen H. Binet
                                               ---------------------------------
                                                Stephen H. Binet
                                                President and
                                                Chief Executive Officer


Dated:  December 26, 2002


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                                  EXHIBIT INDEX

Exhibit      Description of Exhibit
-------      ----------------------

99.1 Fourth Amendment and Waiver to the Credit Agreement, dated as of December 24, 2002, among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party thereto, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JP Morgan Chase Bank, as Administrative Agent.

99.2 Fourth Amendment to the Holdings Guaranty, dated as of December 24, 2002, among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

99.3  Press release of Trenwick Group Ltd. issued December 24, 2002.